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                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      for
                           Tender of all Outstanding
       $229,000,000 11 1/4% Senior Subordinated Notes Due June 15, 2011
                                in exchange for
     new $229,000,000 11 1/4% Senior Subordinated Notes Due June 15, 2011
                                      of
                        CB RICHARD ELLIS SERVICES, INC.

   Registered holders of outstanding 11 1/4% Senior Subordinated Notes due June 15, 2011 (the "Outstanding Notes") who wish to tender their Outstanding Notes in exchange for a like principal amount of new 11 1/4% Senior Subordinated Notes due June 15, 2011 (the "Exchange Notes") and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to State Street Bank and Trust Company of California, N.A. (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer-- Procedures for Tendering" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
            STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

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
             By Mail:                      By Facsimile:          By Hand or Overnight Delivery:
    State Street Bank and Trust     State Street Bank and Trust        State Street Bank and
     Company of California, N.A.    Company of California, N.A.            Trust Company
       2 Avenue de Lafayette              (617) 662-1452                of California, N.A.
Corporate Trust Window, 5/th/ Floor     Confirm Receipt of             2 Avenue de Lafayette
       Boston, MA 02111-1724          Facsimile by Telephone    Corporate Trust Window, 5/th/ Floor
         Attn: Ralph Jones                (617) 662-1548               Boston, MA 02111-1724
                                                                         Attn: Ralph Jones
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   Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

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Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Outstanding Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated             , 2001 of CB Richard Ellis Services, Inc. (the
"Prospectus"), receipt of which is hereby acknowledged.

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED

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
                               NAME AND               CERTIFICATE
                              ADDRESS OF              NUMBER(S) OF
                              REGISTERED              OUTSTANDING
                             HOLDER AS IT            NOTES TENDERED
                            APPEARS ON THE            (OR ACCOUNT               PRINCIPAL
                             OUTSTANDING               NUMBER AT                  AMOUNT
   NAME OF TENDERING        NOTES (PLEASE              BOOK-ENTRY              OUTSTANDING
         HOLDER                 PRINT)                 FACILITY)              NOTES TENDERED
________________________ ____________________     ____________________     ____________________

________________________ ____________________     ____________________     ____________________

________________________ ____________________     ____________________     ____________________

________________________ ____________________     ____________________     ____________________

________________________ ____________________     ____________________     ____________________
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                                   SIGN HERE

Name of Registered or Acting Holder: __________________________________________

Signature(s): _________________________________________________________________

Name(s) (Please Print): _______________________________________________________

Address: ______________________________________________________________________

Telephone Number: _____________________________________________________________

Date: _________________________________________________________________________

IF OUTSTANDING NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

   DTC Account Number: ________________________________________________________

   Date: ______________________________________________________________________

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                   THE FOLLOWING GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Outstanding Notes (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration date (as defined in the Letter of Transmittal).

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
Name of Firm: _________________________ ________________________________________
                                                 (authorized signature)

Address: ______________________________ Title: _________________________________

_______________________________________ Name: __________________________________
              (zip code)                         (please type or print)

Area Code and
Telephone No.: ________________________ Date: __________________________________
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NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY.
      OUTSTANDING NOTES SHOULD BE SENT WITH YOUR LETTER OR TRANSMITTAL.